Exhibit 10.3

Clear Skies Solar, Inc.

Address:

200 Old Country Road, Suite 610

Mineola, NY 11501

Phone:

1-516-282-7652

Fax:

1-516-281-7150

Email:

ezrag@clearskiessolar.com

-and-

Address:

Phone:

Fax:

Email:

December 1, 2009

Clear Skies Solar, Inc. –Inc. Services Agreement

I.

Engagement

a.

Clear Skies Solar, Inc. (the “Company” or “CSKH”) hereby enters into agreement with ___________ (“XXX”) to consult act in a business and market development consultant capacity.

b.

It is intended that XXX provide the following services to CSKH:

i.

Review and understand project dynamics of each current opportunity;

ii.

Discuss with management the direction of the Company and advise on strategic operations;

iii.

Review financing needs of the Company and help management source the appropriate capital needs;

iv.

Act as liaison working with investor and public relations operatives;

v.

To follow strict rules in regards to SEC and FINRA regulations;

vi.

Work with management to build a cash flow driven Company and increase stockholder value.

c.

Notwithstanding the forgoing, it is understood that XXX will perform all services on an independent contractor basis and as such, shall not serve as an employee of CSKH; nor shall XXX be competent to bind CSKH to any agreement with a third party or make representations to that effect to any third party.

d.

However, XXX shall have the ability to solicit business opportunities on behalf of CSKH. Any such business opportunity solicited by XXX shall be for the benefit for CSKH exclusively, and XXX shall not bind CSKH to any third party without the express consent of the CSKH chief executive officer or its Board of Directors.

II.

Compensation

a.

As consideration for XXX’s services CSKH will render:

i.

_________ shares of CSKH preferred stock;

1.

Such stock shall be convertible to common stock 10 to 1 and shall be eligible to have its legend removed after a period of 6 months of the effective date of this agreement

b.

The stock shall be delivered in half of the amount equal to ______ preferred shares on the signing of this agreement. The remaining half of the amount equal to ________ preferred shares shall be issued 90 days from the effective date of this agreement.

c.

The stock shall be issued in the name of XXX Internet Services, Inc. issued in certificate form in the same title and delivered to the address within this agreement. XXX will provide its taxpayer identification number to CSKH to permit the issuance of the stock. The following legend, or substantially similar language, will appear on each stock certificate:

"THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

d.

It is understood that the full amount of all stock issued to XXX is non-employee income, and shall be reported as such to the Internal Revenue Service.

e.

It is expected that XXX will use all time necessary to provide these services to CSKH.

III.

Confidential Information

a.

Definition. As used herein, Confidential information shall mean any information and data of a confidential or proprietary nature which is disclosed by CSKH to XXX, including but not limited to, information with respect to financial information pertaining to the business of CSKH, know-how, business process, strategy and marketing of services, products, software, other technology relating to computer networking, data communications, voice communications and, computing services and financial information related to capital structures and financial statements which may be disclosed pursuant to this Agreement.

b.

CSKH will furnish XXX with such information regarding the business and operations of CSKH as is reasonably requested, all of which will be, to CSKH’s best knowledge accurate and complete in all material respects at the time furnished. CSKH represents and warrantees that any projections, which have been or will be prepared, will be prepared in good faith based upon assumptions, which, in light of the circumstances under which they are made, are reasonable.

c.

CSKH will promptly notify XXX if it learns of any material misstatements in, or material omissions from, any information previously delivered to XXX.

d.

Accordingly, CSKH shall, at their own expense, defend any claim, suit, or action brought against XXX by any third party (other than liability solely the fault of XXX) for damages to said third party stemming from reliance on allegedly false or fraudulent information provided by CSKH to XXX and transmitted by XXX to said third party in good faith pursuant to work performed per this agreement, and CSKH shall pay any damages or settlement assessed against XXX under such a claim. XXX shall be obligated to give CSKH prompt written notice of, and the parties to this agreement shall cooperate in the defense of, any such claim, suit or action, including appeals and negotiations. CSKH shall control the defense and settlement of any such claim or action including retaining counsel to represent XXX and XXX shall cooperate in the defense of said claim. XXX may retain its own counsel at its own expense to participate in the defense.

e.

Additionally, XXX recognizes that all information about the day-to-day operations of CSKH, potential business deals, and general business models are to be held in strict confidence. No press release, statements to shareholders, or investment prospectuses shall be issued by XXX without approval from the chief executive officer of CSKH or the CSKH Board of Directors.

f.

This Agreement shall apply to all Confidential Information disclosed by the one party to the other during the period that commences on the date of this Agreement and ends five (5) years after the date of the last disclosure of Confidential Information hereunder.

g.

No Confidential information shall be released to any third party unless a Board Resolution is in place allowing such information to be released to the public.

IV.

Non-Circumvention

a.

Each party hereby irrevocably agrees that he or it shall act in good faith and fulfill all of its covenants under this agreement and shall not use any means or device to circumvent, bypass or otherwise avoid, directly or indirectly, the application or consequences of such covenants.

b.

CSKH hereby irrevocably agrees not to circumvent, avoid or bypass the terms of the agreement, directly or indirectly, in order to avoid payments of fees or otherwise benefit financially or otherwise.

V.

Effective Date

a.

The Effective Date of this agreement shall be the 1st day of December, 2009 and shall remain in effect for a period of 6 months.

VI.

Expenses

a.

CSKH shall reimburse XXX for reasonable expenses incurred in the performance of work pursuant to this agreement, so long as XXX details and CSKH approves said expenses in advance. XXX will track, document, and record pre-approved out-of pocket expenses incurred in the performance of its duties for CSKH including, but not limited to:

i.

Travel;

ii.

Accommodations;

iii.

Mileage;

iv.

Parking;

v.

Tolls;

vi.

Phone;

vii.

Fax; and

viii.

Meal Expenses

b.

Said pre-approved XXX expenses will be reimbursed by CSKH monthly if XXX provides receipts for all expenses.

c.

All XXX expenses shall be the sole responsibility of XXX unless otherwise stated by CSKH.

VII.

Marketing

a.

XXX may cite work done for CSKH under this agreement for marketing purposes, subject only to the restrictions of this agreement.

b.

References by either party to this agreement to the other in press releases, corporate web pages, or any other marketing or sales materials must be pre-approved by the chief executive officer of the Company or its Board of Directors, which approval shall not be unreasonably withheld.

VIII.

Notification

a.

Any Notice to be given in connection with this agreement shall be effective upon receipt, shall be made in writing and shall be sufficiently given if personally delivered or if sent by courier or other express mail service, postage prepaid, addressed to the party entitled or required to receive such Notice at the address for each party as follows:

To: Clear Skies Solar, Inc.

Attn: Ezra Green

200 Old Country Road, Suite 610

Mineola, NY 11501

 To:

IX.

Miscellaneous

a.

This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, however, is intended to confer or does confer benefits or rights on any person or entity, other than the parties hereto and their respective successors and permitted assigns.

b.

The invalidity or unenforceability of any provisions of this agreement shall not affect the validity or enforceability of any other provisions of this agreement, which shall remain in full force and effect pursuant to the terms hereof.

c.

The failure of one party to require performance at any time thereafter, nor shall a waiver of any breach or default of this agreement constitute a waiver of any subsequent breach or default or a waiver of the provision itself.

d.

This agreement incorporates the entire understanding of the parties regarding the subject matter hereof, and supersedes all previous agreements or understanding regarding the same, whether written or oral.

e.

This agreement may not be amended, and no portion hereof may be waived, except in a writing duly executed by the parties.

f.

This agreement shall be governed by the laws of the state of New York without regard to such state’s rules concerning conflict of laws.

g.

The parties hereto waive any right to trial by jury in any action, proceeding or counter claim (whether based upon contract, tort or otherwise) related to or arising out of this agreement.

h.

Claims or disputes arising from this agreement or breach thereof will be settled by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association. Any arbitration proceeding shall take place in New York County, NY.

i.

The arbitrator’s award is final, and judgment may be entered in any court having jurisdiction thereof.

j.

The losing party agrees to pay all arbitration and court costs, reasonable attorney’s fees, and legal interest on any award or judgment in favor of the winning party as may be ordered by the arbitrator.

k.

If the information disclosed hereunder is material non-public information about the Disclosing Party, then the Receiving Party agrees not to trade in the securities of the Disclosing Party or in the securities of any appropriate and relevant third party until such time as no violation of the applicable securities laws would result from such securities trading.

Accepted and agreed to as of December 1, 2009

Clear Skies Solar, Inc.

XXX

By:__________________________________

By:________________________

Ezra Green, CEO

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